                          SEPARATE ACCOUNT KG
                         KEMPER GATEWAY ADVISOR
         ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

  SUPPLEMENT DATED JANUARY 28, 1999 TO PROSPECTUS DATED DECEMBER 28, 1998
     THIS SUPPLEMENT SUPPLANTS THE SUPPLEMENT DATED DECEMBER 30, 1998

                                  ***

On March 15, 1999, an optional Minimum Guaranteed Annuity Payout
Rider will be available under Contracts issued by Allmerica Financial Life Insurance and Annuity Company.* The following information supplements the corresponding sections of the Prospectus. Please consult the Prospectus for the full text of each supplemented section.

*Please note, the Minimum Guaranteed Annuity Payout Rider is not available in all states.

Under "5. Expenses" on page P-3 of the Profile, the following is inserted at the end of the first paragraph:

     In addition, if you elect an optional Minimum Guaranteed Annuity Payout Rider, we will deduct a charge against the accumulated value of your contract at an annual rate of 0.25% for a rider with a ten-year waiting period and at an annual rate of 0.15% for a rider with a fifteen-year waiting period and if you elect an optional Enhanced Death Benefit Rider, we will deduct a charge against the accumulated value of your contract at an annual rate of 0.25%.

Under "5. Expenses" on page P-4 of the Profile, the last sentence of the paragraph directly above the table is amended as follows:

     The chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider or optional Enhanced Death Benefit Rider charges, which, if elected, would increase expenses.

Under "8. Performance" on page P-5 of the Profile, the fourth sentence of the first paragraph is amended as follows:

     They do not reflect the optional Minimum Guaranteed Annuity Payout Rider or optional Enhanced Death Benefit Rider charges, which, if elected, would reduce performance.

Under "10. Other Information" on page P-7 of the Profile, the following is inserted above "OPTIONAL ENHANCED DEATH BENEFIT RIDER:"

     OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER: This optional rider is available for a separate monthly charge. This rider guarantees you a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each contract anniversary a minimum guaranteed annuity payout benefit base is determined. This minimum guaranteed annuity payout benefit base is the value that will be annuitized should you exercise the rider. Annuitization under this rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The minimum guaranteed annuity payout benefit base is equal to the greatest of:

     (a) the accumulated value increased by any positive market value adjustment (the "accumulated value"); or
     (b) accumulated value on the effective date of the rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest accumulated value of all contract anniversaries since the rider effective date, as determined after the accumulated value of each contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

In the Table of Contents on page 4 of the Prospectus, the following is changed:

Under DESCRIPTION OF THE CONTRACT:
     "M. Optional Minimum Guaranteed Annuity Payout Rider" is added
     "M. NORRIS Decision" is changed to "N. NORRIS Decision"
     "N. Computation of Values" is changed to "O. Computation of Values"

Under CHARGES AND DEDUCTIONS:
"C. Optional Enhanced Death Benefit Rider Charge" is changed to "C. Optional Benefit Rider Charges"

In the Summary on page 9 of the Prospectus, the following is added to the end of the section entitled "What Happens In the Annuity Payout Phase?":

     Subject to state availability, an optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If elected, the rider guarantees the Owner a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                          amount of the withdrawal
                          ------------------------
     the Accumulated Value determined immediately prior to the withdrawal.

In the Summary on page 13 of the Prospectus, the fifth paragraph under "What Charges Will I Incur Under My Contract?" is amended as follows:

     Optional benefit riders are available for an additional charge equal to an annual rate of 0.25% for a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period, 0.15% for a Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting period and 0.25% for an Enhanced Death Benefit Rider, which is deducted on the last day of each month and on the date the rider is terminated. For more information, see "G. Death Benefit" and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT" and see "C. Optional Benefit Rider Charges" under "CHARGES AND DEDUCTIONS."

Under "ANNUAL AND TRANSACTION EXPENSES" on page 15 of the Prospectus "Optional Rider Charge" is changed to "Optional Benefit Rider Charges" and above "Optional Enhanced Death Benefit Rider" under "Optional Benefit Rider Charges," the following is inserted:

     Optional Minimum Guaranteed Annuity Payout Rider with
       a ten-year waiting period:                                  0.25%**
     Optional Minimum Guaranteed Annuity Payout Rider with
       a fifteen-year waiting period:                              0.15%**

Under "ANNUAL AND TRANSACTION EXPENSE" on page 17 of the Prospectus, the first sentence of the second paragraph is amended as follows:

     The following examples demonstrate the cumulative expenses which would be paid by the Owner at 1-year, 3-year and 10-year intervals with and without optional benefit riders.

Under "ANNUAL AND TRANSACTION EXPENSES" on page 18 of the Prospectus, the first sentence in table (1) is amended as follows:

     (1) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no optional benefit riders:

Under "ANNUAL AND TRANSACTION EXPENSES" on page 19 of the Prospectus, the first sentence in table (2) is amended as follows:

     (2) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of either an optional Enhanced Death Benefit Rider or an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:

Under "ANNUAL AND TRANSACTION EXPENSES" on page 19 of the Prospectus, the following is added after table (2):

     (3) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the election of both an optional Enhanced Death Benefit Rider and an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:

                                            1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                            ------    -------   -------   --------
Kemper-Dreman Finanacial Services            $29       $ 90       $153      $322
Kemper Small Cap Growth                      $27       $ 81       $139      $295
Kemper Small Cap Value                       $28       $ 85       $145      $307
Kemper-Dreman High Return Equity             $28       $ 86       $147      $310
Kemper International                         $29       $ 87       $149      $314
Kemper International Growth and Income       $31       $ 94       $159      $334
Kemper Global Blue Chip                      $35       $107       $180      $375
Kemper Growth                                $26       $ 80       $136      $289
Kemper Contrarian                            $27       $ 84       $143      $304
Kemper Blue Chip                             $29       $ 89       $151      $318
Kemper Value + Growth                        $28       $ 85       $145      $307
Kemper Horizon 20+                           $29       $ 88       $150      $316
Kemper Total Return                          $25       $ 78       $133      $284
Kemper Horizon 10+                           $28       $ 85       $145      $307
Kemper High Yield                            $26       $ 80       $136      $289
Kemper Horizon 5                             $29       $ 89       $152      $320
Kemper Global Income                         $30       $ 92       $156      $328
Kemper Investment Grade Bond                 $27       $ 84       $143      $304
Kemper Government Securities                 $26       $ 79       $135      $288
Kemper Money Market                          $25       $ 77       $131      $279
Scudder VLIF International                   $29       $ 90       $153      $323
Scudder VLIF Global Discovery                $34       $105       $177      $369
Scudder VLIF Capital Growth                  $25       $ 75       $129      $275
Scudder VLIF Growth and Income               $25       $ 77       $132      $282


     (1) If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

Under "PERFORMANCE INFORMATION" on page 27 of the Prospectus, the first full sentence at the top of the page is amended as follows:

     The calculation has not been adjusted to reflect the deduction of the optional Minimum Guaranteed Annuity Payout Rider charge or the optional Enhanced Death Benefit Rider charge which, if elected, would reduce performance.

Under "PERFORMANCE INFORMATION" on page 27 of the Prospectus, at the end of the fourth full paragraph, the following is inserted:

     In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

Under "J. Electing the Form of Annuity and the Annuity Date" on page 49 of the Prospectus, the following is inserted above "K. Description of Variable Annuity Payout Options:"

     If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and must occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

Under "L. Annuity Benefit Payments" on page 52 of the Prospectus, the following is inserted at the bottom of the page:

     If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the income provided under the Contract by applying the Accumulated Value to the current annuity factors is compared to the income provided under the Rider by applying the Minimum Guaranteed Annuity Payout Benefit Base to the guaranteed annuity factors. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider" below.

On page 53 of the Prospectus, "M. Norris Decision" is renamed "N. Norris Decision," "N. Computation of Values" is renamed "O. Computation of Values" and the following is inserted:

     M. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER

     Subject to state availability, an optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed annuity lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized if the Rider is exercised. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment (the "Accumulated Value"); or
     (b) Accumulated Value on the effective date of the Rider compounded daily at an annual rate of 5% plus gross payments made thereafter compounded daily at an annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or
     (c) the highest Accumulated Value of all Contract anniversaries since the Rider effective date, as determined after the Accumulated Value of each Contract anniversary is increased for subsequent payments and decreased proportionately for subsequent withdrawals.

     For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
                            ------------------------
        the Accumulated Value determined immediately prior to the withdrawal

     CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.

     -The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Owner has reached his or her 78th birthday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Owner has reached his or her 73rd birthday.

     CONDITIONS OF EXERCISE OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

     -The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."

     -The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

     TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.

     -The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after a Contract anniversary and in conjunction with the purchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.

     -After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.

     -The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.

     -Other than in the event of a repurchase, once terminated the Rider may not be purchased again.

     -The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see "DESCRIPTION OF THE CONTRACT").

     From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

     For example, the illustration below assumes an initial payment of $100,000 for an Owner age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period.
     The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% rate of return and are the guaranteed minimums that wold be received under the Minimum

     Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                    Minimum
                   Contract         Minimum        Guaranteed
                  Anniversary      Guaranteed        Annual
                  at Exercise     Benefit Base     Income (1)
                  -----------     ------------     ----------
                      10            $162,889          $12,153
                      15            $207,892          $17,695


     (1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."

      The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the Benefit Base.

Under "CHARGES AND DEDUCTIONS" on page 56 of the Prospectus, "C. Optional Enhanced Death Benefit Rider Charge" is renamed "C. Optional Benefit Rider Charges" and is amended as follows:

      C. OPTIONAL BENEFIT RIDER CHARGES

      Subject to state availability, the Company offers optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. On the last day of each month and on the date the rider is terminated, a charge equal to 1/12th of an annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).

      The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the rider is terminated, multiplied by 1/12th of the following annual percentage rates:

            Minimum Guaranteed Annuity Payout Rider with
             ten-year waiting period.............................. 0.25%
            Minimum Guaranteed Annuity Payout Rider with
             fifteen-year waiting period.......................... 0.15%
            Enhanced Death Benefit Rider.......................... 0.25%


      For a description of the Enhanced Death Benefit Rider, see "G. Death Benefit" and for a description of the Minimum Guaranteed Annuity Payout Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider," under "DESCRIPTION OF THE CONTRACT," above.



Supplement dated January 28, 1999.